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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2002

                              --------------------


                         MARKWEST ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                   1-31239             27-0005456
   (State or Other jurisdiction     (Commission File       (IRS Employer
        of incorporation)                Number)        Identification No.)

             155 INVERNESS DRIVE WEST                          80112
                     SUITE 300                               (Zip Code)
            ENGLEWOOD DRIVE, COLORADO
    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (303) 290-8700

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ITEM 5. OTHER EVENTS.

     On May 24, 2002, MarkWest Energy Partners, L.P., a Delaware limited partnership (the "Partnership") completed the sale by the Partnership of 2,415,000 units representing limited partner interests in the Partnership (the "Units") in an underwritten public offering (the "Offering"). The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's registration statement (the "Registration Statement") on Form S-1 (File No. 333-81780). This Current Report on Form 8-K is being filed solely for the purpose of filing execution copies of exhibits to the Registration Statement that have been previously filed with the Registration Statement in non-execution form.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          1.1 Underwriting Agreement dated as of March 20, 2002 by and among the Partnership, MarkWest Energy GP, L.L.C. (the "General Partner"), MarkWest Energy Operating Company, L.L.C. (the "Operating Company"), MarkWest Energy Appalachia, L.L.C. ("MW Appalachia"), Basin Pipeline, L.L.C. ("Basin"), West Shore Processing Company, L.L.C. ("West Shore"), MarkWest Hydrocarbon, Inc. (the "Sponsor"), MarkWest Michigan, Inc. ("MW Michigan") and the underwriters named therein.

          3.1 Amended and Restated Agreement of Limited Partnership of MarkWest Energy Partners, L.P. dated May 24, 2002.

          3.2 Amended and Restated Limited Liability Company Agreement of MarkWest Energy Operating Company, L.L.C. dated May 24, 2002.

          3.3 Amended and Restated Limited Liability Company Agreement of MarkWest Energy GP, L.L.C. dated May 24, 2002.

          10.1 Credit Facility dated May 20, 2002 among the Operating Company, as borrower, the Partnership, as guarantor, Bank of America, as administrative agent, and the lenders a party thereto.

          10.2 Contribution, Conveyance and Assumption Agreement dated May 24, 2002 by and among the Partnership, the General Partner, the Operating Company, MW Appalachia, Basin, West Shore, MW Michigan and the Sponsor.

          10.3 MarkWest Energy Partners, L.P. Long-Term Incentive Plan.

          10.4 First Amendment to MarkWest Energy Partners, L.P. Long-Term Incentive Plan.

          10.5 Omnibus Agreement dated May 24, 2002 by and among the Partnership, the General Partner, the Operating Company and the Sponsor.
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         10.6+ Fractionation Storage and Loading Agreement dated May 24, 2002 by and between MW Appalachia and the Sponsor.

         10.7+ Gas Processing Agreement dated May 24, 2002 by and between MW
               Appalachia and the Sponsor.

         10.8+ Pipeline Liquids Transportation Agreement dated May 24, 2002 by and between MW Appalachia and the Sponsor.

         10.9 Natural Gas Liquids Purchase Agreement dated May 24, 2002 by and between MW Appalachia and the Sponsor.

+ The Securities and Exchange Commission has granted confidential treatment of certain provisions of these exhibits. Omitted materials for which confidential treatment has been granted have been filed separately with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARKWEST ENERGY PARTNERS, L.P.
                                        (Registrant)

                                             By:  MarkWest Energy GP, L.L.C.,
                                                  ITS GENERAL PARTNER


                                        By: /s/ Gerald A. Tywoniuk
                                            ----------------------------------
                                            Gerald A. Tywoniuk
                                            Senior Vice President and
                                            Chief Financial Officer


Dated: June 7, 2002

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

     1.1 Underwriting Agreement dated as of March 20, 2002 by and among MarkWest Energy Partners, L.P. (the "Partnership"), MarkWest Energy GP, L.L.C. (the "General Partner"), MarkWest Energy Operating Company, L.L.C. (the "Operating Company"), MarkWest Energy Appalachia, L.L.C. ("MW Appalachia"), Basin Pipeline, L.L.C. ("Basin"), West Shore Processing Company, L.L.C. ("West Shore"), MarkWest Hydrocarbon, Inc. (the "Sponsor"), MarkWest Michigan, Inc. ("MW Michigan") and the underwriters named therein.

     3.1 Amended and Restated Agreement of Limited Partnership of MarkWest Energy Partners, L.P. dated May 24, 2002.

     3.2 Amended and Restated Limited Liability Company Agreement of MarkWest Energy Operating Company, L.L.C. dated May 24, 2002.

     3.3 Amended and Restated Limited Liability Company Agreement of MarkWest Energy GP, L.L.C. dated May 24, 2002.

    10.1 Credit Facility dated May 20, 2002 among the Operating Company, as borrower, the Partnership, as guarantor, Bank of America, as administrative agent, and the lenders a party thereto.

    10.2 Contribution, Conveyance and Assumption Agreement dated May 24, 2002 by and among the Partnership, the General Partner, the Operating Company, MW Appalachia, Basin, West Shore, MW Michigan and the Sponsor.

    10.3       MarkWest Energy Partners, L.P. Long-Term Incentive Plan.

    10.4 First Amendment to MarkWest Energy Partners, L.P. Long-Term Incentive Plan.
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    10.5       Omnibus Agreement dated May 24, 2002 by and among the
               Partnership, the General Partner, the Operating Company and the Sponsor.

    10.6+ Fractionation Storage and Loading Agreement dated May 24, 2002 by and between MW Appalachia and the Sponsor.

    10.7+ Gas Processing Agreement dated May 24, 2002 by and between MW Appalachia and the Sponsor.

    10.8+ Pipeline Liquids Transportation Agreement dated May 24, 2002 by and between MW Appalachia and the Sponsor.

    10.9 Natural Gas Liquids Purchase Agreement dated May 24, 2002 by and between MW Appalachia and the Sponsor.

+ The Securities and Exchange Commission has granted confidential treatment of certain provisions of these exhibits. Omitted materials for which confidential treatment has been granted have been filed separately with the Securities and Exchange Commission.